SUN COMMUNITIES INVESTOR PRESENTATION (NYSE: SUI) NOVEMBER 2023 WILLOW CROSSING – FORT LUPTON, CO

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation, some of which are beyond the Company’s control. These risks and uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s other filings with the Securities and Exchange Commission, from time to time, such risks, uncertainties and other factors include, but are not limited to:  Outbreaks of disease and related restrictions on business operations;  Changes in general economic conditions, including inflation, deflation and energy costs, the real estate industry and the markets within which the Company operates;  Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  The Company’s liquidity and refinancing demands;  The Company’s ability to obtain or refinance maturing debt;  The Company’s ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;  Availability of capital;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pound sterling;  The Company’s ability to maintain rental rates and occupancy levels;  The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  Increases in interest rates and operating costs, including insurance premiums and real estate taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of the Company’s capital stock;  The Company’s ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. CAUTIONARY STATEMENT REGARDING GUIDANCE This presentation includes certain estimates and assumptions included in the Company’s financial, earnings and operational guidance, as presented in its earnings press release and supplemental operating and financial data dated October 25, 2023. These estimates and assumptions represent a range of possible outcomes and may differ materially from actual results. These estimates include contributions from all acquisitions, dispositions and capital markets activity completed through October 25, 2023. These estimates exclude all other prospective acquisitions, dispositions and capital markets activity. These estimates and assumptions are forward-looking based on the Company’s assessment of economic and market conditions and the Company’s assumptions as of the date guidance was issued and are subject to the other risks outlined above under the caption Cautionary Statement Regarding Forward-Looking Statements. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. SUN COMMUNITIES – COMPANY KEY TOPICS Resilient Real Property Operations Drive Earnings Leading Owner / Operator of Manufactured Housing (“MH”) & Recreational Vehicle (“RV”) Communities, and Marinas Compelling Supply-Demand Fundamentals & Best-in-Class Assets Drive Strong Performance Throughout Economic Cycles Track Record of Growth Investment Grade Balance Sheet 3 Key Topics Manufactured Housing 50% RV 29% Marinas 21% Rental Revenue Breakdown Robust ESG Initiatives FOREST SPRINGS – GRASS VALLEY, CA

Leading Owner / Operator of MH, RV and Marinas

- With ~180,200 MH and RV operational sites and ~48,000 wet slips and dry storage spaces, Sun is the largest publicly traded operator of MH, RV and Marinas

MH

- Largest publicly traded owner / operator of MH communities in North America:
  - 298 MH Communities
  - 100K sites
- 2nd largest owner / operator in the UK:
  - 55 holiday parks
  - 18K MH sites
  - 3K transient sites
- Total 353 MH communities
  - 118K sites, 95.4% occupied
- 8K sites for expansion and development


TOWN & COUNTRY – TRAVERSE CITY, MI

RV

- 182 best-in-class RV communities with 59K sites located in highly desirable destinations
- 32K annual sites in North America
- 27K transient RV sites in North America, 50% of which are candidates for conversion to annual leases
- 10K sites for expansion and greenfield development


SUN RETREATS AVALON – CAPE MAY COURT HOUSE, NJ

Marina

- Largest and most diversified owner and operator of Marinas in the U.S., with 135 Marinas
- 48K wet slips and dry storage spaces
- 81% of Marinas are in coastal markets(1)
- Over 48K members in our network
- ~89% of Marinas have a waitlist


SAFE HARBOR MARINA BAY – QUINCY, MA

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1) Calculation of Marinas located in coastal markets include those along the Great Lakes.

4

RESILIENT REAL PROPERTY OPERATIONS DRIVE EARNINGS

- NOI from real property operations is largest contributor to results

Detail on Earnings Drivers

(in mms)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
87%
4%
5%
4%
MH, RV and Marina real property NOI
North America home sales NOI
UK home sales NOI
Service, retail, dining and entertainment NOI
2020
2021
2022
2023(1)

87% of NOI Derived from Rental Income

Forecasted consolidated NOI for the year ending December 31, 2023



Home Sales
9%
Service, retail, dining and entertainment
4%
Real property
87%

54% of Real Property NOI Derived from MH

Forecasted consolidated NOI for the year ending December 31, 2023



MH
54%
Marina
22%
RV
24%

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.

1) Forecasted for the year ending December 31, 2023.

SUN COMMUNITIES, INC.

5

Robust Fundamentals Continue to Drive Performance

Steady, Organic Growth

- **5.8%** same property NOI growth in 2022 and expecting **6.0% - 6.4%** in 2023 driven by:
- Consistent annual rental rate increases that exceed expected inflationary cost pressures
  - Midpoints of 2023 average rental rate increases: **North America MH 6.3%, UK MH 7.3%, Annual RV 7.8% and Marina 7.5%**
- Occupancy gains, including strategic focus on converting transient guests into annual residents, which increases our stream of stable revenue and improves operational efficiencies
  - Since the start of 2020, we have converted **~6,760** transient sites to annual through October 31, 2023, and we intend to continue driving conversions

MH Average Rental Rate Increases

10-Year Actual Average Rental Rate Growth: 3.6%



CPI-U
2.8%
3.4%
3.4%
3.3%
3.6%
4.0%
4.2%
3.4%
3.4%
4.6%
6.1%
5.4%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
3Q23
2024E(1)

RV Average Rental Rate Increases

10-Year Actual Average Rental Rate Growth: 4.3%



CPI-U
1.7%
2.0%
2.9%
3.1%
4.2%
5.4%
6.1%
5.4%
4.8%
7.6%
8.8%
6.5%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
3Q23
2024E(1)

Occupancy

Same Property Occupancy(2)



96.6%
97.3%
98.0%
98.4%
98.8%
98.9%
98.6%
98.8%
2016
2017
2018
2019
2020
2021
2022
3Q23

RV Transient to Annual Conversions



468
962
1,159
1,133
863
1,665
2,257
1,970
2016
2017
2018
2019
2020
2021
2022
YTD(3)

Same Property NOI Growth

10-Year Actual Average Same Property NOI Growth: 7.2%



5.9%
7.7%
9.1%
7.1%
6.9%
6.7%
7.3%
4.0%
11.2%
5.8%
6.4%
6.0%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E

Source: Company information and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.

1) *Preliminary 2024 rental rate increases.*
2) *Same Property MH and Annual RV occupancy, adjusted for recently completed but vacant expansion sites.*
3) *As of October 31, 2023.*

SUN COMMUNITIES, INC.

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7 YTD23 Performance Review Reported Core FFO per Share of $2.57 for the quarter ended September 30, 2023, exceeded the high end of our guidance range • Total same property NOI growth of 6.7% meaningfully outperformed guidance • Updated 2023 Guidance to reflect higher expected total same property NOI growth of 6.0% – 6.4% and updated full year Core FFO per Share to a range of $7.05 – $7.13 Preliminary rental rate growth assumptions for 2024: • MH (North America): 5.4% • MH (UK): 7.1% • Annual RV: 6.5% • Marina: 5.6% Balance Sheet: Net debt / TTM recurring EBITDA of 6.1x and 17.5% floating rate debt for the quarter ended September 30, 2023 • Pro forma for debt paydown from Ingenia stock sale, new secured mortgage financing and additional hedging activity in October, Net Debt/ TTM Recurring EBITDA is 6.0x and ~14% floating rate debt. ESG: GRESB score improved ~5% from 2022 to 67 in 2023, which was a ~49% increase over 2021, first year reporting to GRESB Update as of October 31, 2023: • ~2,600 revenue producing site gains across our MH and RV communities in North America through the end of October, inclusive of ~2,000 transient to annual RV conversions • Park Holidays achieved ~2,650 home sales through 11/10/23 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. RESILIENT REAL PROPERTY OPERATIONS DRIVE EARNINGS MILLWOOD – UNCASVILLE, CT

Resilient Real Property Operations Drive Earnings

- 2023 Guidance Update

Same Property – Expected NOI	FY 2022 Actual Results (millions)	Expected % Change in 2023: Prior FY Guidance	Expected % Change in 2023: Oct. 25, 2023 Update
MH NOI (288 properties)	$569.2	5.2% - 5.8%	5.8% - 6.1%
RV NOI (161 properties)	$281.8	3.4% - 4.6%	3.5% - 4.2%
Marina NOI (119 properties)	$210.8	8.0% - 9.0%	10.0% -10.3%
Total Same Property NOI (568 Properties)	**$1,061.8**	**5.3% - 6.1%**	**6.0% - 6.4%**

Updated Ranges for Other Guidance Points ($ mms)	Prior FY Guidance	Oct. 25, 2023 Update
UK Operations NOI from real property and home sales	$129.3 - $141.0	$132.3 - $137.3
UK real property NOI	$63.6 - $65.6	$64.1 - $65.1
UK home sales NOI	$65.7 - $75.4	$68.2 - $72.2
Service, retail, dining and entertainment NOI	$50.4 - $52.9	$51.2 - $52.2
General and administrative expenses	($255.4) – ($249.9)	($253.6) – ($252.1)
North America home sales contribution to Core FFO	$18.9 - $21.7	$19.4 - $20.5

Core FFO	Prior Guidance	2023E
Fourth quarter 2023, Core FFO per Share	NA	$1.28 - $1.36
Full year 2023, Core FFO per Share	$7.09 - $7.23	$7.05 - $7.13

Seasonality	1Q23	2Q23	3Q23	4Q23
Same Property NOI				
MH	25%	25%	25%	25%
RV	16%	25%	42%	17%
Marina	20%	27%	30%	23%
Total Same Property NOI	**21%**	**26%**	**30%**	**23%**
UK Real Property	10%	27%	44%	19%
UK Home Sales	18%	35%	33%	14%
NOI from UK Operations	**14%**	**31%**	**38%**	**17%**
Service, retail, dining and entertainment NOI	**5%**	**36%**	**49%**	**10%**
Core FFO per Share	**17%**	**28%**	**36%**	**19%**

SUN OUTDOORS SARASOTA – SARASOTA, FL



Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.

SUN COMMUNITIES, INC.
8

PARK HOLIDAYS BUSINESS MODEL BUILDING BLOCKS

Real Property NOI

- **Strong historical and expected income growth**
  - 10-year same property average rental rate increase of 4.6%
  - Expecting 7.3% rate increase in 2023; guidance of 7.1% increase in 2024
- **Average resident tenure**: 7-8 years
- **Occupancy:** 90.6% as of September 30, 2023
- **Strategic goal of increasing real property NOI contribution relative to home sales**

Home Sales NOI

Indicative Current Annual Home Sales Volume



Hire fleet 10%
Expansions 10%
Upgrades 20%
Turnover 60%

- Existing resident turnover in communities is largest driver of home sales volume
- Upgrade campaigns with existing residents allow for home sales without using incremental sites
- Expansion of select communities creates new vacancy, which generates home sales and additional site fees
- Transient-to-annual conversions of hire fleet (rental homes) depending on demand
- Forecasting lower home sales margins as UK consumers continue to favor pre-owned homes and upgrade their homes
  - NOI margin per unit 3Q23 YTD $26K and 4Q23E $20K



RIVIERA BAY – DEVON, UK

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.

SUN
SUN COMMUNITIES, INC.
9

10 Manufactured Housing (MH) Source: Company information, Wall Street Research and Zillow. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation. 1) MH sites in North America only (January 2021 – September 2023). COMPELLING SUPPLY-DEMAND FUNDAMENTALS North America UK 0% 2% 4% 6% 2015 2016 2017 2018 2019 2020 2021 US Inventory Growth by Property Type Manufactured Housing Multifamily AMBLE LINKS – NORTHUMBERLAND, UK • Irreplaceable coastal ‘destination’ locations that are short drives from London and other urban locations • Numerous barriers to entry including strict regulations and scarcity of land • UK holiday community market is highly fragmented • Brexit and other macroeconomic structural factors create demand for domestic vacationing throughout UK • Majority of Sun’s holiday parks are owner-occupied on 20+ year licenses subject to annual rent increases • Average resident tenure now ~8 years (up from ~7 years in 2021) o Strong resident retention YTD in 2023 led to increased real property NOI guidance for UK operations • Virtually no new supply has been added for years • Sun MH Communities provide 25% more space than multi-family and single- family rentals at ~50% less cost per square foot (see slide 21) • 55K+ applications in 2022 to live in a Sun community • Average resident tenure of ~15 years(1) generates steady, growing rental revenue, then home generally sells in place o Annual home move-outs in Sun’s MH communities average 0.4%(1) o Low turnover driven by a $6k - $10k average cost for a resident to move a home • North American MH portfolio 96.3% occupied at September 30, 2023, 95.9% average occupancy for the five years ended December 31, 2022 Supply Demand Supply Demand

11 Manufactured Housing (MH) – North America Residents Moved into MH Communities in Record Numbers US unemployment rate and SUI same property occupancy Source: Company information and U.S. Bureau of Labor Statistics. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Includes 54 managed and owned parks. 2) As of November 10, 2023. Manufactured Housing (MH) – UK 1,174 1,116 1,299 1,357 1,423 1,618 1,632 1,930 1,921 2,012 2,166 2,131 2,194 2,066 2,368 2,915 2,645 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD23⁽²⁾ Global Financial Crisis Brexit uncertainty COVID-19 Brexit vote Resilient Through Economic Uncertainty Holiday Home Sales (number of units) FOX RUN – BOYNE CITY, MI  Resilient demand through the Global Financial Crisis COMPELLING SUPPLY – DEMAND FUNDAMENTALS 5.8% 9.3% 9.6% 8.9% 8.1% 76% 80% 84% 88% 0% 4% 8% 12% 2008 2009 2010 2011 2012 SU I S am e Pr op er ty O cc up an cy U S U ne m pl oy m en t R at e US Unemployment Rate SUI Same Property Occupancy (1) (1)

Compelling Supply – Demand Fundamentals

RV

Continued Demand for Affordable Vacationing Despite Declining RV Sales

Growth in annual RV shipments and historical RV revenue growth



4.8%
-32.9%
2008
0.8%
-30.1%
2009
46.2%
6.6%
2010
4.2%
5.4%
2011
13.2%
4.9%
2012
RV Shipments(1)
RV Revenue(2)

Annual Active Camping Households

(in mms)



8% CAGR
32
35
37
39
39
42
48
57
58
2014
2015
2016
2017
2018
2019
2020
2021
2022

- Installed base: **11.2 million** households own an RV versus **1.7 million** RV campsites in the U.S.
- From 2008-2012, RV revenue for a portfolio of independent, single park operators grew at a **4.4%**[(2)] **CAGR**
- **~169K new guests** visited a Sun RV community in 2022
- RVs stay in Sun's communities for **~8 years** on average[(3)]

- **Over 6 million** new camping households in 2022 vs. an average of 2 million per year 2015-2019
- **64%** of campers camped more or replaced other types of trips with camping in 2022
- Sun's RV communities offer affordable vacations where the average trip is **2-3 hours** from a customer's home address
- **11%** of RV campers rented from a private owner using a peer-to-peer listing service in 2022

Source: Company information, KOA and RVIA. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1) *New RV shipments.*
2) *Represents a portfolio of independently owned and operated RV community franchises that the Company did not have an interest in until after the period shown.*
3) *Annual Average (January 2021 – September 2023) and excludes transient RV sites.*

SUN
SUN COMMUNITIES, INC.
12

Compelling Supply - Demand Fundamentals

Marinas

- Existing base of **~12 million registered boats** within the U.S. and an estimated supply of **900K - 1 million leasable wet slips and dry storage racks**
- Shrinking supply of Marinas due to redevelopment of waterfront properties
- Pre-owned boat sales under 30' grew by ~17% from 2012-2021 whereas sales for boats over 30' increased **~52%**
- **49%** of Marinas within our portfolio offer service, which increases membership tenure on average by 20% compared to non-service properties

Boat Registrations by Length

(2014-2022 CAGR)



CAGR
-1.3%
0.7%
1.0%
0.0%
0.3%
< 16'
16'–25'11"
26'–39'11"
40'–65'
> 65'
Portfolio average wet slip size: ~38'

- As boats become longer and wider, many marinas cannot keep up with increasing vessel size
- Recent example of wet slip reconfiguration at Safe Harbor Wickford Cove in North Kingston, Rhode Island demonstrates higher rate achievement:

Wet Slip Reconfiguration – 2022

Before

- **Dock Slip Count: 62**
- **Berth Size: 25'- 100', Avg. 35'**
- **Average monthly rent for dock was $26 / ft**

+ 5 wet slips
+7' Berth size
53% WA rental rate increase

After

- **Dock Slip Count: 67**
- **Berth Size: 25'- 100', Avg. 42'**
- **Average monthly rent for reconfigured dock is $39 / ft**

Average Wet Slip Rental Rate Increase

Total for Safe Harbor Wickford Cove



3.0%
3.0%
5.8%
8.3%
2020
2021
2022
2023

SUN
SUN COMMUNITIES, INC.

Source: Company information, NMMA and U.S. Census Bureau. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

13

Multifamily REITsSun Communities 14  Resilient demand, high barriers to entry, and Sun’s investment and operational platform have resulted in consistent, and cycle tested organic cash flow growth  For more than 20 years, every individual year or rolling 4-quarter period, Sun has recorded positive same property NOI growth  Over the same period, Sun’s average annual same property NOI growth was 5.1%, which is ~200bps greater than that of multifamily REITs of 3.1% Same Property NOI Growth Quarterly Year-over-Year Growth Since 2000 Source: Citi Research, September 2023. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1) Multifamily REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. 2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multifamily, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multifamily REITs REIT Industry(1) (2) SUN’S TRACK RECORD OF GROWTH 5.1% 3.1% 3.2%  Consistent, cycle-tested internal growth (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 3Q 00 3Q 01 3Q 02 3Q 03 3Q 04 3Q 05 3Q 06 3Q 07 3Q 08 3Q 09 3Q 10 3Q 11 3Q 12 3Q 13 3Q 14 3Q 15 3Q 16 3Q 17 3Q 18 3Q 19 3Q 20 3Q 21 3Q 22 3Q 23

SUN'S STRONG TRACK RECORD OF INTERNAL GROWTH

- Multiple Levers Drive Resilient FFO and Cash Flow Growth

Growth Levers	Potential Annual Revenue Growth / Contribution
Contractual Rent Increases	- **5.0% weighted average rate increase for 2022** - **Over 90% MH sites "market rent" or tied to CPI**
Occupancy Gains	- **~95% MH Occupancy** - **Over 4K current sites available for occupancy gains** - **1,000 – 1,300 expansion and development sites expected to be delivered in 2023**
Expansions	- **$340mm invested capital since 2020, targeting 10 – 14% IRRs[(1)]** - **~9,600 sites available for expansion in 2023 and beyond** - **Over 400 site deliveries through September 30, 2023**
Transient to Annual RV Conversions	- **~1,600 average yearly converted sites[(2)]** - **~2,000 transient to annual RV conversions through end of October 2023** - **~50% of 27K transient sites in North America are candidates for conversion**

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.
Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.
1) Expected 5-year unlevered internal rate of return based on certain assumptions.
2) 2019 – 2022 average.

SUN COMMUNITIES, INC.
15

Payroll & benefits 34% Real estate taxes 19% Supplies & repair 13% Utilities 12% Other 12% Legal, local taxes & insurance 10% 16 SUN’S TRACK RECORD OF GROWTH 2023E Same Property Operating Expenses MH, RV and Marina combined MAJESTIC OAKS – ZEPHYRHILLS, FL SAFE HARBOR PIER 77 – BRADENTON, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see “Cautionary Statement Regarding Guidance” on page 2 of this presentation.  Operating efficiencies support strong same property NOI results  Same property operating expense growth is now projected to be 5.2% – 5.4% in 2023, despite 80% increase in insurance expense for Sun’s MH/RV same property portfolio  Lower than original expectations of 7.2 – 7.9%, given diligent expense management at the property level

INVESTMENT GRADE BALANCE SHEET

Upcoming Mortgage Maturities (*$ in millions*)(1)



% of Total
2.1%
2.3%
0.9%
11.8%
$118 (2)
$129
$51
$658
2023
2024
2025
2026

Credit Statistics

Rate Type(1)(3)



17.5% variable rate
82.5% fixed rate

BBB
S&P Global

Baa3
Moody's

Total Debt Outstanding (*$ in millions*)(1)(4)

As of September 30, 2023 Drawn (USD):	*Drawn (USD)*
Senior Credit Facility	
Revolving Credit Facilities	$1,009.3
Term Loan	1,066.4
Total Drawn Under Senior Credit Facility	2,075.7
Other Unsecured Term Loan	9.2
Total Line of Credit and Other Debt Outstanding	**$2,084.9**
Mortgage Loans Payable (Secured Debt)	$3,359.5
Unsecured Notes (Bonds)	2,176.9
Preferred Equity / OP Units – Mandatorily Redeemable	43.7
Total Debt Outstanding	**$7,665.0**
Net Debt/TTM EBITDA(3)	**6.1x**

Encumbrance(1)

Gross Asset Value



Encumbered 23.0%
Unencumbered 77.0%

77.2%
Properties Unencumbered

70.7%
NOI Unencumbered(5)

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.

1) *As of September 30, 2023.*
2) *This debt was paid off with proceeds from the $252.8mm mortgage debt that the Company entered into subsequent to the quarter ended September 30, 2023.*
3) *Pro forma Net Debt/TTM Recurring EBITDA is 6.0x and floating rate debt is 14.3% as of September 30, 2023. Pro forma activity includes $252.8mm of new mortgage debt repaying $117.8mm of 2023 maturities and $135mm of revolving credit, $102.5mm of sale Ingenia stock repaying revolving credit and $25mm of additional hedging activity.*
4) *For further debt breakdown, please refer to the Supplemental for the quarter ended September 30, 2023.*
5) *Calculated using trailing 12-months NOI for the quarter ended September 30, 2023.*

17

Robust ESG Initiatives

- Our board and executive leadership are committed to sustainable business practices that benefit all stakeholders including the broader communities in which we operate
- Current initiatives to advance our ESG platform include policy enhancement, establishing environmental targets and expanding our data coverage

ESG Highlights(1)

Environmental	Social	Governance
Climate Change Goals Goal to achieve Carbon Neutrality by 2035 and Net Zero Emissions by 2045	**IDEA** Launched Inclusion, Diversity, Equity and Access Initiative	**BoD Nominating and Corporate Governance Committee** Formally oversees all ESG initiatives
On Site Solar Installations Generated 8030 mwh of electricity, ~2% of total electrical need	**Sun University** Internal training program, Sun University, offers over 200 courses to team members	**BoD Composition** 33% female and 78% independent
Framework Reporting Reported to GRESB, DJSI and CDP	**Executive Manager Certification** Development program for community & resort managers to support career growth	**Enterprise Risk Management Committee** Identifies, monitors and mitigates risks across the organization
GRESB 2023 survey score increased ~50% from 2021, in line with our peers	**Sun Unity** Sun's social responsibility program, +9,000 volunteer hours in 2022, a 67% increase	**Comprehensive Policies and Procedures** Foster sound corporate governance

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

1) Performance and initiatives for the 2022 and 2023 reporting year are referenced.

SUN
SUN COMMUNITIES, INC.
18

APPENDIX SUN OUTDOORS ISLAMORADA – ISLAMORADA, FL

20 Renting – MH vs. Other Rental Options  Manufactured homes in Sun’s communities provide 25% more space at ~50% less cost per square foot Manufactured Homes in Sun’s Communities RENT   $1,282 per month Other Rental Options(1) $2,047 per month SQUARE FOOTAGE PRICE 1,250 sq. ft. 1,000 sq. ft. $1.03 per sq. ft. $2.05 per sq. ft. Source: Company Information and Zillow – U.S. Median Monthly Rent (Zillow rent index, September 2023). 1) Other rental options include multi-family, single family and duplex two-bedroom rentals. COMPELLING SUPPLY – DEMAND FUNDAMENTALS

CONVERSION OF RV TRANSIENT-TO-ANNUAL LEASES GENERATES SIGNIFICANT UPLIFT IN REVENUE

- Transient RV site conversions to annual leases have historically increased revenue per site by 40 - 60% for the first full year after conversion and increases our annual RV sites
- 2,257 transient to annual RV conversions in 2022 and ~2,000 through the end of October 2023
- Recent example from Marco Naples RV Resort in Naples, FL:

Transient Site

$53 Avg. Daily Rate	$6,158 Annual Rent	31.7% Occupancy

- Site revenue limited mainly to peak season months during the winter for this resort

Annual Site Conversion

$26 Avg. Daily Rate	$9,324 Annual Rent	100% Occupancy

Site Revenue Annual Pick-Up Upon Conversion in First Year

51%
Site Revenue Growth


MARCO NAPLES RV RESORT – NAPLES, FL


MARCO NAPLES RV RESORT – NAPLES, FL

SUN COMMUNITIES, INC.

Source: Company information.

21

Premier Owner / Operator of Marinas

135
Marinas in 24 States

~38,900
Wet Slips

~9,100
Dry Storage Spaces(1)

~89%
Marinas with Waitlists

81%
Marinas Located in Coastal Markets(2)

76%
Marinas Owned Fee Simple(3)

48,000
Approximate Members

95%
Annual Rental Revenue

8.3
Years Average Member Tenure

Marina Same Property Year-Over-Year NOI Growth



7.7%
10.0% - 10.3%
FY22 vs. FY21
FY23E vs. FY22

Service Offerings Increase Member Tenure

Average Marina member tenure (in years)



6.5
5.6
6.0
5.0
9.4
6.4
8.8
7.0
8.2
6.7
8.1
6.0
2017
2018
2019
2020
2021
2022
Service
Non-Service

- On average, member tenure at properties offering service are 20% longer than at non-service properties
- Service availability drives premium rental rates for wet slips and dry storage spaces

Unmatched in Scale, Portfolio Quality and Depth of Network Offering

# of owned Marinas – as of September 30, 2023



135
75
66
23
SUNTEX MARINAS
els
Equity LifeStyle Properties

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Note: With respect to guidance, estimates and forecasted information, see "Cautionary Statement Regarding Guidance" on page 2 of this presentation.

1) *Dry Storage Spaces include Indoor Storage.*
2) *Calculation of Marinas located in coastal markets include those along the Great Lakes.*
3) *33 currently owned Marinas operate with underlying ground leases with a weighted average remaining term of ~33 years.*

SUN COMMUNITIES, INC.
22

23 Investors and analysts following the real estate industry use non-GAAP supplemental performance measures, including net operating income ("NOI"), earnings before interest, tax, depreciation and amortization ("EBITDA") and funds from operations ("FFO") to assess REITs. The Company believes that NOI, EBITDA and FFO are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, NOI, EBITDA and FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance, and value. NOI provides a measure of rental operations that does not factor in depreciation, amortization, and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt; EBITDA also provides further measures to evaluate the Company's ability to fund dividends and other cash needs. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets. NOI Total Portfolio NOI - The Company calculates NOI by subtracting property operating expenses and real estate taxes from operating property revenues. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that NOI provides enhanced comparability for investor evaluation of properties performance and growth over time. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company's financial performance or GAAP cash flow from operating activities as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. Same Property NOI - This is a key management tool used when evaluating performance and growth of the Company's Same Property portfolio. The Company believes that Same Property NOI is helpful to investors as a supplemental comparative performance measure of the income generated from the Same property portfolio from one period to the next. Same Property NOI does not include the revenues and expenses related to home sales, service, retail, dining and entertainment activities at the properties. EBITDA EBITDAre - NAREIT refers to EBITDA as "EBITDAre" and calculates it as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. Recurring EBITDA - The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company's performance on a basis that is independent of capital structure ("Recurring EBITDA"). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company's cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company's financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity. FFO FFO - NAREIT defines FFO as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company's operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, real estate related impairment and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Core FFO Core FFO - In addition to FFO, the Company uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of the Company's core business ("Core FFO"). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a financial performance measure or GAAP cash flow from operating activities as a measure of the Company's liquidity. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT's ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company's interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. DEFINED NON-GAAP TERMS

NET INCOME TO FFO RECONCILIATION

(amounts in millions except per share data)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Income Attributable to SUI Common Shareholders	$ 163.1	$ 162.6	$ 222.8	$ 237.3	$ 242.0	$ 380.2	$ 131.6
Adjustments							
Depreciation and amortization	162.2	149.2	480.5	446.3	599.6	521.9	376.9
Depreciation on nonconsolidated affiliates	0.1	-	0.2	0.1	0.1	0.1	0.1
Asset impairments	1.2	1.6	10.1	2.3	3.0	-	-
(Gain) / loss on remeasurement of marketable securities	(6.1)	7.2	8.0	74.0	53.4	(33.5)	(6.1)
(Gain) / loss on remeasurement of investment in nonconsolidated affiliates	-	0.4	4.5	(0.1)	2.7	0.2	1.6
(Gain) / loss on remeasurement of notes receivable	1.3	0.1	3.1	(0.1)	0.8	(0.7)	3.3
(Gain) / loss on dispositions of properties, including tax effect	0.7	0.8	5.0	(12.5)	(12.2)	(108.1)	(5.6)
Add: Returns on preferred OP units	1.8	1.3	6.2	9.5	9.5	4.0	2.2
Add: Income attributable to noncontrolling interests	12.6	10.5	11.9	14.1	10.4	14.7	7.9
Gain on dispositions of assets, net	(10.5)	(11.9)	(29.0)	(44.2)	(54.9)	(60.5)	(22.2)
FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 326.4	$ 321.8	$ 723.3	$ 726.7	$ 854.4	$ 718.3	$ 489.7
Adjustments							
Business combination expense and other acquisition related costs	4.2	19.2	15.6	40.1	47.4	10.0	25.3
Loss on extinguishment of debt	-	4.0	-	4.4	4.4	8.1	5.2
Catastrophic event-related charges, net	(3.1)	12.2	(2.2)	12.3	17.5	2.2	0.9
Loss of earnings - catastrophic event-related charges, net	(6.1)	0.2	4.9	0.2	4.8	0.2	-
(Gain) / loss on foreign currency exchanges	6.5	(14.9)	6.5	(21.7)	(5.4)	3.7	(7.7)
Other adjustments, net	1.1	(6.5)	(9.6)	(5.1)	0.4	16.2	2.2
Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities	$ 329.0	$ 336.0	$ 738.5	$ 756.9	$ 923.5	$ 758.7	$ 515.6
Weighted Average Common Shares Outstanding - Basic	123.5	122.4	123.4	119.2	120.2	112.6	97.5
Weighted Average Common Shares Outstanding - Diluted	128.0	126.7	128.3	125.4	125.6	116.5	101.3
FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share	$ 2.55	$ 2.54	$ 5.64	$ 5.80	$ 6.80	$ 6.16	$ 4.83
Core FFO Attributable to SUI Common Shareholders and Dilutive Convertible Securities Per Share	$ 2.57	$ 2.65	$ 5.76	$ 6.04	$ 7.35	$ 6.51	$ 5.09

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information.

24

NET INCOME TO NOI RECONCILIATION

(amounts in millions)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Income Attributable to SUI Common Shareholders	$ 163.1	$ 162.6	$ 222.8	$ 237.3	$ 242.0	$ 380.2	$ 131.6
Interest income	(15.2)	(11.2)	(40.6)	(25.3)	(35.2)	(12.2)	(10.1)
Brokerage commissions and other revenues, net	(26.0)	(10.8)	(45.3)	(27.4)	(34.9)	(30.2)	(17.2)
General and administrative	66.2	69.1	192.4	187.0	256.8	181.3	109.5
Catastrophic event-related charges, net	(3.1)	12.2	(2.2)	12.3	17.5	2.2	0.9
Business combination expense	-	8.4	3.0	23.9	24.7	1.4	23.0
Depreciation and amortization	162.6	149.7	482.3	447.7	601.8	522.7	376.9
Asset impairments	1.2	1.6	10.1	2.3	3.0	-	-
Loss on extinguishment of debt	-	4.0	-	4.4	4.4	8.1	5.2
Interest expense	84.1	61.7	239.9	162.2	229.8	158.6	129.1
Interest on mandatorily redeemable preferred OP units / equity	0.8	1.0	2.7	3.1	4.2	4.2	4.2
(Gain) / loss on remeasurement of marketable securities	(6.1)	7.2	8.0	74.0	53.4	(33.5)	(6.1)
(Gain) / loss on foreign currency exchanges	6.5	(14.9)	6.5	(21.7)	(5.4)	3.7	(7.7)
(Gain) / loss on disposition of properties	0.7	0.8	2.9	(12.5)	(12.2)	(108.1)	(5.6)
Other (income) / expense, net	3.7	(2.8)	5.5	(2.6)	2.1	12.1	5.2
(Gain) / loss on remeasurement of notes receivable	1.3	0.1	3.1	(0.1)	0.8	(0.7)	3.3
Income from nonconsolidated affiliates	(1.4)	(2.0)	(0.5)	(3.8)	(2.9)	(4.0)	(1.7)
(Gain) / loss on remeasurement of investment in nonconsolidated	-	0.4	4.5	(0.1)	2.7	0.2	1.6
Current tax expense	4.6	7.3	13.9	12.5	10.3	1.2	0.8
Deferred tax expense / (benefit)	(2.3)	(3.6)	(14.6)	(3.9)	(4.2)	0.1	(1.6)
Add: Preferred return to preferred OP units / equity interests	3.3	2.5	9.0	8.6	11.0	12.1	6.9
Add: Income attributable to noncontrolling interests	14.0	11.9	13.2	13.9	10.8	21.5	8.9
NOI	$ 458.0	$ 455.2	$ 1,116.6	$ 1,091.8	$ 1,380.5	$ 1,120.9	$ 757.1

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Real Property NOI	$ 394.0	$ 371.6	$ 966.3	$ 909.2	$ 1,167.0	$ 1,002.6	$ 721.3
Home Sales NOI	37.3	54.3	101.8	122.9	154.6	74.4	28.6
Service, retail dining and entertainment NOI	26.7	29.3	48.5	59.7	58.9	43.9	7.2
NOI	$ 458.0	$ 455.2	$ 1,116.6	$ 1,091.8	$ 1,380.5	$ 1,120.9	$ 757.1

SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information.

25

26 Consolidated Real Property NOI 1Q222Q223Q224Q221Q232Q233Q23 (amounts in millions) MH $143.5$142.8$141.6$143.1$150.6$151.3$153.5North America NA15.425.210.46.317.429.0UK $143.5$158.2$166.8$153.5$156.9$168.7$182.5Total MH 50.178.8127.046.045.876.5128.4RV 44.063.077.858.352.072.483.1Marina $237.6$300.0$371.6$257.8$254.7$317.6$394.0Real property NOI Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information. 1) Certain prior period amounts have been reclassified to conform with current presentation, with no effect on net income. These include reclassification of certain revenues and expenses between Real property and Service, retail, dining and entertainment within our Marina segment. There was no impact to prior period net income, shareholders equity or cash flows for any of the reclassifications. Further, the reclassification had no impact on previously reported total marina net operating income ("NOI"). SUN OUTDOORS COOS BAY – COOS BAY, OR CONSOLIDATED NOI BY SEGMENT (1)(1)

NET INCOME TO RECURRING EBITDA RECONCILIATION

(amounts in millions)	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Income Attributable to SUI Common Shareholders	$ 163.1	$ 162.6	$ 222.8	$ 237.3	$ 242.0	$ 380.2	$ 131.6
Adjustments							
Depreciation and amortization	162.6	149.7	482.3	447.7	601.8	522.7	376.9
Asset impairments	1.2	1.6	10.1	2.3	3.0	-	-
Loss on extinguishment of debt	-	4.0	-	4.4	4.4	8.1	5.2
Interest expense	84.1	61.7	239.9	162.2	229.8	158.6	129.1
Interest on mandatorily redeemable preferred OP units / equity	0.8	1.0	2.7	3.1	4.2	4.2	4.2
Current tax expense	4.6	7.3	13.9	12.5	10.3	1.2	0.8
Deferred tax (benefit) / expense	(2.3)	(3.6)	(14.6)	(3.9)	(4.2)	0.1	(1.6)
Income from nonconsolidated affiliates	(1.4)	(2.0)	(0.5)	(3.8)	(2.9)	(4.0)	(1.7)
Less: (Gain) / loss on dispositions of properties	0.7	0.8	2.9	(12.5)	(12.2)	(108.1)	(5.6)
Less: Gain on dispositions of assets, net	(10.5)	(11.9)	(29.0)	(44.2)	(54.9)	(60.5)	(22.2)
EBITDAre	$ 402.9	$ 371.2	$ 930.5	$ 805.1	$ 1,021.3	$ 902.5	$ 616.7
Adjustments							
Catastrophic event-related charges, net	(3.1)	12.2	(2.2)	12.3	17.5	2.2	0.9
Business combination expense	-	8.4	3.0	23.9	24.7	1.4	23.0
(Gain) / loss on remeasurement of marketable securities	(6.1)	7.2	8.0	74.0	53.4	(33.5)	(6.1)
(Gain) / loss on foreign currency exchanges	6.5	(14.9)	6.5	(21.7)	(5.4)	3.7	(7.7)
Other (income) / expense, net	3.7	(2.8)	5.5	(2.6)	2.1	12.1	5.2
(Gain) / loss on remeasurement of notes receivable	1.3	0.1	3.1	(0.1)	0.8	(0.7)	3.3
(Gain) / loss on remeasurement of investment in nonconsolidated	-	0.4	4.5	(0.1)	2.7	0.2	1.6
Add: Preferred return to preferred OP units / equity interests	3.3	2.5	9.0	8.6	11.0	12.1	6.9
Add: Income attributable to noncontrolling interests	14.0	11.9	13.2	13.9	10.8	21.5	8.9
Add: Gain on dispositions of assets, net	10.5	11.9	29.0	44.2	54.9	60.5	22.2
Recurring EBITDA	$ 433.0	$ 408.1	$ 1,010.1	$ 957.5	$ 1,193.8	$ 982.0	$ 674.9

SUN
SUN COMMUNITIES, INC.

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended September 30, 2023, as well as Press Releases and SEC Filings after September 30, 2023, for additional information.

27